SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 11, 2002


                              AMTECH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


           Arizona                                               86-0411215
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


 131 South Clark Drive, Tempe, Arizona                              85281
(Address of principal executive offices)                         (Zip code)


                                  480-967-5146
              (Registrant's telephone number, including area code)
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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On July 3, 2002, Amtech Systems, Inc. ("Amtech" or the "Corporation") dismissed its independent auditor, Arthur Andersen LLP ("Andersen") and appointed KPMG LLP ("KPMG") as its new independent auditor. As of the date of this report, KPMG is in the process of its standard client evaluation procedure and has not accepted the engagement. These actions were approved by the Corporation's Board of Directors upon the recommendation of its Audit Committee. It is intended that KPMG will review the consolidated financial statements of the Corporation for the quarter ending June 30, 2002 and will audit the consolidated financial statements of the Corporation for the fiscal year ending September 30, 2002.

     During the two most recent fiscal years ended September 30, 2001 and 2000, and the subsequent interim periods through the date of this report, there were no disagreements between the Corporation and Andersen, as defined in Item 304 of Regulation S-K, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of such disagreement in connection with its reports, and there were no reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

     The audit reports of Andersen on the consolidated financial statements of Amtech for each of the fiscal years ended September 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended September 30, 2001 and 2000, and the subsequent interim periods through the date of this report, neither the Corporation nor anyone on its behalf consulted with KPMG regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's consolidated financial statements, or any other matters or reportable events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     Amtech has provided Andersen with a copy of the foregoing disclosures. Andersen has advised the Corporation that as of July 1, 2002, it is no longer issuing any letters to the Securities and Exchange Commission regarding matters such as these.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Inapplicable
     (b) Inapplicable
     (c) Exhibits:

           99       Press release of Amtech Systems, Inc. dated July 11, 2002

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AMTECH SYSTEMS, INC.
                                        (Registrant)

Date: July 11, 2002                     By: /s/ Robert T. Hass
                                            --------------------------------
                                            Robert T. Hass
                                            Vice President - Finance

                                  EXHIBIT INDEX

Exhibit Number         Description of Exhibit
--------------         ----------------------

     99                Press Release of Amtech Systems, Inc. dated July 11, 2002